UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Janus Investment Fund

(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805

(Address of Principal Executive Offices)

303-333-3863

(Registrant’s Telephone No., including Area Code)

Kathryn Santoro — 151 Detroit Street, Denver, Colorado 80206-4805

(Name and Address of Agent for Service)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Form of

JANUS INVESTMENT FUND PROXY WO# 28315 - CUSTOM TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD ** IVR Revision 01-27-17
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM USING A DEDICATED TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:
THE INITIAL PROMPT:
“Thank you for calling the proxy voting line.”
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:
“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
“Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” all proposals.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING FUND SPECIFIC SPEECH:
“Okay, you’ll be voting your proxy for shares in Janus Investment Fund. The Board of Trustees recommends a vote “FOR” all proposals.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
“I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again…”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…”

“PROPOSAL 1: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
“FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

“PROPOSAL 2A: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
“FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

“PROPOSAL 2B: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
“FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

PROPOSAL 2 C: “ To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

“PROPOSAL 3: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
“FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…
“ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN A SINGLE FUND IS HELD FOR THE PROPOSAL:
“PROPOSAL 4: To vote FOR the nominee, Press 1. To vote WITHHOLD , press 2.

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE THEY WILL HEAR:
“Okay, voting for the nominee”

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM THE NOMINEE THEY WILL HEAR:
“Okay, voting withhold on the nominee “

“ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN MULTIPLE FUNDS ARE HELD FOR THE PROPOSAL:
“PROPOSAL 4 FOR HOLDING 1: To vote FOR the nominee, Press 1. To vote WITHHOLD, press 2.

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR:
Okay, for the first holding listed on this proposal you just voted “For” the Nominee.
To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR:
Okay, for the first holding listed on this proposal you just voted to withhold your vote from the Nominee.
To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER CHOOSES OPTION 1, TO VOTE THE SAME WAY FOR ALL OTHER HOLDINGS ON THE NOMINEE PROPOSAL:
Okay, I’ll apply the same vote to all other holdings listed.

IF THE SHAREHOLDER CHOOSES OPTION 2, TO VOTE FOR EACH HOLDING INDIVIDUALLY:
Okay, let’s continue then…
THEN THE SHAREHOLDER HEARS PROMPTS FOR THE NEXT HOLDING [This is repeated until all holdings are voted on]:
Example: “For Holding 2: To vote FOR the nominee, Press 1. To WITHHOLD your vote from the nominee, press 2.

“PROPOSAL 5: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.”
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
“FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card…

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
“Okay, you’ve finished voting but your vote has not yet been recorded.”
“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
“Please note your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote as follows…” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
“(Okay) Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

Form of
NCU Proxy Call Flow – Voting Campaigns
Hello, I am trying to reach < SH Full Name >. Is he/she available?
If yes, confirm SH identity
INTRO
My name is < First Name, Last name > and I am calling on a recorded line (from Georgeson, if applicable) regarding your investment in < Company / Specific Fund Name >. < Use Alternate Scripting if appropriate >
Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote < recommendation >. Would you like to vote along with the recommendations of the Board?
If yes / If vote direction is given
If No / SH Declines to Vote
DUPES
If Households for same SH:
I see you have additional investments with < Fund Family / Company >.
Would you like to vote the same way on those investments?
< Use Appropriate Rebuttal followed by>
Would you like to vote along with the recommendations of the Board?
Vote direction is given
CONFIRMATION
Thank you. I am recording a < For / Against / Abstain > vote on your < Fund Family name / Company > investment(s) and will send a printed confirmation <for each> to < Registration Street address >.
For confirmation purposes, may I have your city, state and zip code?
< note: if SH declines, we can accept vote with correct zip or city >
For BEN CFS Shareholders Only:
Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.
Thank you for your time and your vote. Have a great < day / evening >.
If yes
If Households for additional SHs:
Thank you. I see that < Other SH Name > also holds this investment. May I speak to them?
If no
Who’s Calling? (prior to confirming SH)
WHO’S CALLING
My name is < First name, Last name > and I’m calling on a recorded line regarding the upcoming shareholder meeting for < Company / Fund Family Name >.
Is < SH Full Name > available?
If a third party needs more info
If yes
We are just following up on some materials that were mailed to them. Is < SH Full Name > available?
Note: Look for other shareholders / JTTEN
SH Declines to Vote
after rebuttals
If no
Is there a better time to reach them?
< If appropriate >
We can be reached at < Campaign Toll Free Number > and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.
Thank you for your time. Have a great < day / evening >.

NCU Proxy Call Flow – Voting Campaigns
Alternative Call Flows – Personal Investments
Investment held in a Custodial Account for a minor – Ask for Custodian:
My name is < First Name, Last name > and I am calling on a recorded line (from Georgeson, if applicable) regarding the investment in < Company / Specific Fund Name > you control as custodian for < name of minor >.
TIP: Often, you will see a broker as cust for an individual investment; however, CUST scripting is appropriate only when the registration has a person as custodian for another person.
CUSTODIAL Abbreviations
C/F, CUST
Custodian: authorized
RI, RESP PERS
Responsible Individual (Cust): authorized
UGMA
Uniform Gifts to Minors Act
UTMA
Uniform Transfers to Minors Act
COVERDELL ESA
Coverdell Educational Savings Account
Ex:
JOHN Q SMITH CUST
JAMES R SMITH UGMA
123 MAIN ST.
Ex:
JANE BRANDING C/F
ELAINE JOHNSON (MINOR)
123 MAIN ST.
Investment held in a Trust w/ no FBO – Ask for Trustee:
My name is < First Name, Last name > and I am calling on a recorded line (from Georgeson, if applicable) regarding the investment in < Company / Specific Fund Name > held in the < Trust Name > for which you were listed as Trustee.
TIP: If there is no trust name (just a Trustee and UA DTD), the trust name is ‘the Trust’
TRUST Abbreviations
TTEE, TR
Trustee (TR is uncommon): authorized
TR, LIVT
Trust, Living Trust
REV, IRREV
Revocable, Irrevocable
UA DTD
Under the Agreement Dated
Ex:
LINDA Q SMITH TTEE
JOHN SMITH REV LIV TR
U/A DTD 7/21/2001
123 MAIN ST.
Authorization Procedures - Personal
3rd Party/ Contact States they Handle Proxy Voting
Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment. Are you authorized to vote on this investment?
If Yes: May I have your name and relationship to the shareholder? The Board is recommending a vote < recommendation >. Would you like to vote along with the board?
Personal investment where SH is incapacitated or deceased
OR Business Contact states they do NOT handle voting
Is there another person handling the investments? Are they available?
Clarifying Abstain
IF a shareholder states ‘I will abstain’ or simply ‘I abstain’, please ask: “Just to clarify, are you casting an Abstain vote, or not voting at all?”
Email Remails
IF a shareholder states they want to read about the proposals, offer to review the proposals. If sh still wants to review, ALWAYS offer an email first: “The fastest and most cost effective way to get those materials to you is via email. Do you have a valid email address?”
Reminder: escalate to (or inform) a support person in the following situations:
* person asks for supervisor
* incomplete confirmation (C,S,Z)
* incomplete authorization procedures
* potential complaint
* unsure if vote can be recorded
* complex vote direction
* sh wants same-day callback
* agent misvote
* sh has difficult questions
Revised 10/31/16

NCU Proxy Call Flow – Voting Campaigns
Alternative Call Flows – Business Investments
Investment held in a Company / Association / Club Name (no contact):
My name is < First Name, Last name > and I am calling on a recorded line (from Georgeson, if applicable) regarding the investment in < Company / Specific Fund Name > registered to < Company Name >. I am trying to reach the person that handles proxy voting.
Ex: VFW POST 2454
123 MAIN ST.
Ex: BOB’S BUILDERS CONSTRUCTION
123 MAIN ST.
Investment held in a Company Name / 401k / Pension Plan / Association / Club / ATTN (w/ contact):
My name is < First Name, Last name > and I am calling on a recorded line (from Georgeson, if applicable) regarding the investment in < Company / Specific Fund Name > registered to < Company Name > < 401 K / Pension Plan > for which you are listed as < Trustee / Contact Person >.
I am trying to reach the person that handles proxy voting.
Ex: ADVANCED ORTHODICS PFT SH PLN
ANDREW ADAMS TTEE
123 MAIN ST.
S & W DIAMONDS AND GOLD LLC
Ex: 401K PLAN
ATTN: JANE JONES
123 MAIN ST.
Investment Registration is Not Clearly Business or Personal (e.g. SH name and business name – no other info):
My Name is < First Name, Last name > and I am calling on a recorded line, regarding the investment in < Company / Specific Fund Name > the registration reads < Review Registration >, is this something that you hold as a personal investment or something you handle for the business?
Ex: STAR YOGA
DEBRA ALLEN
123 MAIN ST.
Investment Registration includes C/O (denotes mailing address) – Ask for C/O:
My name is < First Name, Last name > and I am calling on a recorded line (from Georgeson, if applicable) regarding the investment in < Company / Specific Fund Name > registered to < Company Name / SH Full Name >. Materials were sent to < C/O Name > at < Registration Street Address >.
I am trying to reach the person that handles the proxy voting for this investment.
Business Ex: COLORADO RANCH
C/O CHRISTOPHER WILLIS
123 MAIN ST.
Personal Ex: ANNE LITTLE
C/O BETTY TEMPLE
123 MAIN ST.
For ALL Business Investments, we must ask:
Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment. Are you authorized to vote on this investment? If Yes: May I have your name and position with the < Company / Club >?
The Board is recommending a vote < recommendation >. Would you like to vote along with the board?
Common Abbreviations for Investment Companies found in Registration
ATC Ameriprise
FCC First Clearing LLC
FMT First Mortgage Trust
MLPF&S Merrill Lynch, Pierce, Fenner & Smith Inc. or “Merrill Lynch”
NFS/FMTC Nat’l Fin. Services/Fidelity Mgmt. Trust Co. or “Fidelity”
NM Northwest Mutual
WFA Wells Fargo Advisors
WFBNA Wells Fargo Bank N.A.
Revised 10/31/16

Form of

NCU Proxy Rebuttals

SH states ……	Response
Why are you calling me?	< Fund / Company Name > has asked us to contact you because we sent you a proxy card to register your vote for the upcoming shareholder meeting and haven’t received it back. <The Fund / The Company > would like to hear from all shareholders on this matter and we are calling to offer you the convenience of voting over the phone. Would you like to vote along with the Board’s recommendations?
I’m not interested / I don’t want to vote / I don’t have enough shares.	Every vote is important and helps bring the < the fund / the company > a step closer to holding the meeting. If not enough votes are received, the shareholder meeting may have to be adjourned. Would you like to vote along with the Board’s recommendations?
I don’t know how to vote.	Management is recommending shareholders vote < Vote Recommended >. I’d be happy to go over the proposals and answer any questions you may have.
My spouse takes care of this.

I understand. Are you authorizing your < husband / wife / spouse > to vote on your behalf?

(If yes): Are they available to speak with me?

(If spouse is unavailable): Your vote is very important to the fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposal(s). This would only take a brief moment of your time.

(If spouse is not authorized): Your vote is very important to the fund. As I am only able to take a vote from an authorized party, I would be more than happy to assist you with voting by reviewing the proposal(s). This would only take a brief moment of your time.

My broker takes care of this.

I understand that your Broker may help you choose your investments, however certain proposal(s) for this proxy require a direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposal(s) quickly for you now if you wish.

I don’t have time right now.

I understand, however your vote is very important and voting now will only take a brief moment of your time. Management would like to hear from all shareholders on this matter and they have asked us to call to offer you the convenience of voting over the phone. Would you like to vote along with the Board’s recommendations?

I’ll vote later / I’ll vote via mail, online, etc.	I understand. < The Fund / The Company > has asked us to call to offer you the convenience of voting over the phone which makes the voting process much easier and faster. I would be happy to record your vote for you now and send you a printed confirmation that your vote has been recorded. Would you like to vote along with the Board’s recommendations?

I sold my shares / I no longer own those shares.

I understand. However you were a shareholder as of the record date and therefore you are the only person who can vote those shares. As a courtesy to the remaining shareholders, would you like to vote along with the Board’s recommendations?

I’ve never received a call like this before.

This has become a standard in the industry and < if applicable > the proxy statement mentions that if your vote is not received you may receive a call offering you the convenience of voting by telephone. The Board is recommending shareholders vote < Vote Recommended >. Would you like to vote along with the Board’s recommendations?

Is there strong opposition to the Board’s recommendation?

I do not have that information. We are just calling because not enough votes have been received to hold the meeting so we are calling to offer the convenience of voting over the phone. Would you like to vote along with the Board’s recommendations?

How many votes do you still need?

I do not have that information. What I do know is that every vote is important at this point and that is why we are calling you and other shareholders to ask if you would like to vote along with the recommendations of your Board?

I don’t accept these types of calls / Do Not Call Me / Add Me to Your DNC List.

I understand how you feel about unwanted calls and will add you to our internal Do Not Call list. However, I did want to let you know that this call is regarding your current investment in < Fund Family / Company > and we are simply calling to advise you of the shareholder meeting and are asking if you would like to register your vote.

I already voted.

NO votes recorded in Proxy:

Thank you for voting. Our records indicate that your vote has not yet been updated in our system. I can record your vote for you now and send you a printed confirmation that your vote has been recorded. How would you like me to record your vote?

SOME BUT NOT ALL investments are voted:

- Ask for the vote on the investments that are NOT voted using the call flow.

- Disposition the investments that are not voted as appropriate to the call.

- Do NOT disposition the investments that are already voted.

GCP and CFS Rebuttals – Voting Campaigns	p. 2 of 2

Form of

JANUS INVESTMENT FUND

Janus Adaptive Global Allocation Fund	Janus High-Yield Fund
Janus Asia Equity Fund	Janus Money Market Fund
Janus Balanced Fund	Janus Multi-Sector Income Fund
Janus Contrarian Fund	Janus Overseas Fund
Janus Diversified Alternatives Fund	Janus Real Return Fund
Janus Enterprise Fund	Janus Research Fund
Janus Flexible Bond Fund	Janus Short-Term Bond Fund
Janus Forty Fund	Janus Triton Fund
Janus Global Allocation Fund – Conservative	Janus Venture Fund
Janus Global Allocation Fund – Growth	INTECH Emerging Markets Managed Volatility Fund
Janus Global Allocation Fund – Moderate	INTECH Global Income Managed Volatility Fund
Janus Global Bond Fund	INTECH International Managed Volatility Fund
Janus Global Life Sciences Fund	INTECH U.S. Managed Volatility Fund
Janus Global Real Estate Fund	Perkins Global Value Fund
Janus Global Research Fund	Perkins International Value Fund
Janus Global Select Fund	Perkins Large Cap Value Fund
Janus Global Technology Fund	Perkins Mid Cap Value Fund
Janus Global Unconstrained Bond Fund	Perkins Select Value Fund
Janus Government Money Market Fund	Perkins Small Cap Value Fund
Janus Growth and Income Fund	Perkins Value Plus Income Fund

Special Meeting of Shareholders

April 6, 2017

Urgent Request

PLEASE SUBMIT YOUR VOTE TODAY!

Dear Shareholder:

We recently sent proxy materials regarding the Special Meeting of Shareholders scheduled for April 6, 2017 at 10:00 a.m. Mountain Time. To date, our records indicate that we have not yet received your vote. If you have already voted, please disregard this notice, and thank you.

For the reasons set forth in the proxy materials, the Board of Trustees recommends that you vote “FOR” the proposals. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting and avoid the cost of additional solicitation.

If you have any questions regarding the proposals, or need duplicate proxy materials, please contact Computershare Fund Services at 1-866-492-0863. Representatives are available Monday through Friday from 9:00 a.m. to 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. A copy of the proxy statement is also available on Computershare’s website at www.proxy-direct.com/jif-28315.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet.

Log on to the website noted on your proxy card(s) or voting instruction form, enter the control number printed on the voting card(s), and follow the simple online instructions.

2. By Touch-Tone Phone.

Call the toll-free number found on your voting card(s) or voting instruction form, and follow the simple instructions.

3. By Speaking to a Proxy Specialist.

Call 1-866-492-0863 to speak to a live proxy specialist. We can answer your questions and record your vote.

4. By Mail.

Simply return your signed and dated voting card(s) or voting instruction form in the envelope provided.

5. Attend the Special Meeting of Shareholders on April 6, 2017.

Please utilize one of the options above to vote your shares, so your vote can be received in time for the meeting.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR SHARES TODAY!